FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT
NOTE 3 -         FAIR VALUE MEASUREMENT

Recurring Fair Value Measurements

The Group measures fair value and discloses fair value measurements for financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company's financial assets and liabilities measured at fair value on a recurring basis, consisted of the following types of instruments:

	December 31, 2018
	Level 1	Level 2	Level 3	Total
Liabilities:
Derivative financial instruments	-	$210	-	$210

	December 31, 2017
	Level 1	Level 2	Level 3	Total
Assets:
Derivative financial instruments	$-	$159	$-	$159

a.
Derivative financial instruments:

The company hedges the foreign currency risk arising from probable forecasted Israeli Shekel ("ILS") expenses as part of its risk management policy. The risk management objective is to hedge the foreign currency exchange rate fluctuations associated with ILS denominated forecasted probable expenses according to the company's hedging policy. The majority of the ILS exposure arises from expected related salary expenses. The company enters into contracts for derivative financial instruments forward contracts in order to execute its policy. Such derivatives are recognized at fair value. The fair value of forward contracts is calculated as the difference between the forward rate on valuation date and the forward rate on the original forward contract, multiplied by the transaction's notional amount. At the inception of a hedge relationship, the Company formally designates and documents the hedge relationship to which the Company wishes to apply hedge accounting and the risk management objective and strategy for undertaking the hedge. The hedge effectiveness is assessed at the end of each reporting period. The effective portion of the gain or loss on the hedging instrument is recognized as other comprehensive income (loss), while any ineffective portion is recognized immediately in profit or loss through finance income (expenses), net. Amounts recognized as other comprehensive income (loss) are reclassified to profit or loss when the hedged transaction affects profit or loss, such as when the hedged expense is recognized. If the forecast expense is no longer expected to occur, amounts previously recognized in equity are reclassified to profit or loss. If the hedging instrument expires or is sold, terminated or exercised, or if its designation as a hedge is revoked, amounts previously recognized in equity remain in equity until the forecast expense occurs.

As of December 31, 2018 and 2017, the company has open forward contracts with a notional total amount of $10,332 and $8,101, respectively.

The carrying amounts of financial instruments include cash and cash equivalents, short-term bank deposits, accounts receivable, accounts payable and accrued liabilities approximate fair value because of their short maturities.